Exhibit 99.3

Investor Presentation November 1 and 2, 2006

Forward-Looking Statements and Where to Find Additional Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. First Community Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Risks and uncertainties include, but are not limited to: the possibility that personnel changes will not proceed as planned; planned acquisitions and relative cost savings cannot be realized or realized within the expected time frame; costs and uncertainties related to the outcome of pending litigation; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the completion of planned acquisitions and the integration of such acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market area in which First Community does business, are less favorable than expected; legislation or regulatory requirements or changes that adversely affect First Community’s business or regulatory capital requirements; changes that may occur in the securities markets; and other risks that are described in First Community’s Securities and Exchange Commission filings. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, First Community’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. First Community assumes no obligation to update such forward-looking statements. Investors and security holders are urged to read First Community Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the Securities and Exchange Commission. The documents filed by First Community with the Commission may be obtained at First Community Bancorp’s website at www.firstcommunitybancorp.com or at the Commission’s website at www.sec.gov. These documents may also be obtained free of charge from First Community by directing a request to: First Community Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

 NASDAQ Symbol FCBP Fully Diluted Shares 24.4 Million* Market Capitalization $1,322.4 Million ** Average Volume 111,042 shares per day ** Dividends Per Share $1.28 per year (2.36% yield) ** (Annualized) Analyst Coverage Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Fox-Pitt, Kelton FIG Partners Piper Jaffray * Average fully diluted shares for quarter ended 09/30/06 ** Per share price of $54.18 and data as of 10/26/06 Stock Summary

Overview Commercial Banking Focus in Southern California $5.5 Billion in Proforma Assets Operating Strategy Drives Top Tier Profitability Cost of Deposits – 109 bps Efficiency Ratio – 45.5% NPA Ratio – 0.59% Credit Allowance to Nonaccrual Loans – 248% Acquisitions EPS Accretion Driven by Improving Profitability FCBP is the Culmination of 18 Acquisitions Acquisitions Augment Organic Growth Financial Goals High Profitability Strong EPS Growth Minimal Earnings Volatility Source: Company Filings

Hallmarks of Our Success Successful Acquirer Outstanding Profitability Excellent EPS Growth Record Strong Credit Quality Trophy Franchise

Operating Principles Profitability is Top Priority Strategic Focus on Low-Cost Deposits Strong Expense Management Solid Credit Quality Is a Must Results Include Strong Net Interest Margin High Return on Assets

Non-Interest Bearing Deposits to Total Deposits * Excludes a short-term interest bearing deposit received on December 31, 2004 + CA Banks 22% is a 2Q Level, 3Q06 Results are not yet available Source: Company Filings and SNL DataSource * + 45%49%46%33%35%38%42%22%21%22%23%23%24%24%2000200120022003200420053Q06FCBPCA Banks

Strong Net Interest Margins Versus Peers * Peer Group 4.40% NIM is 2Q Level, 3Q06 Results are not yet available for peer group Peers Defined as All Publicly Traded Banks Source: Company Filings and SNL DataSource * 6.60%6.37%6.81%5.32%5.58%5.24%5.41%4.40%4.05%4.41%4.18%3.94%3.98%4.19%2000200120022003200420053Q06FCBPPeer Group

Source: Company Filings Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency 78%70%66%55%57%50%46%2000200120022003200420053Q06Efficiency Ratio$35$45$51$59$61$56$552000200120022003200420053Q06Average Branch Size ($ - M)

Strong Credit Culture

Net Charge-Offs to Average Loans

September 30, 2006 Ratios:

Nonaccrual Loans/Total Loans – 0.59%

Credit Allowance/Net Loans – 1.47%

Credit Allowance/Nonaccrual Loans – 248%


5.43%
1.21%
0.18%
0.13%
0.37%
0.20%
0.31%
-0.07%
0.08%
0.29%
0.03%
0.00%
0.24%
-0.11%
0.25%
-0.03%
-0.05%
-0.05%
0.21%
0.08%
-0.01%
0.10%
0.00%
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05
1Q06
3Q06

Source: Company Filings

First Community Bancorp

10

November 1 and 2, 2006

Return on Assets


0.56%
0.92%
1.14%
1.41%
1.35%
1.68%
1.91%
1.39%
1.87%
2000
2001
2002
2003
2004
2005
1Q06
2Q06
3Q06

Note: 2Q06 credit loss provision reduced ROA from 1.92% to 1.39%

Source: Company Filings

First Community Bancorp

11

November 1 and 2, 2006

Acquisition Strategy Similar Strategic Focus In-Market Consolidation Peer Financial Performance Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

Community Bancorp Acquisition Acquisition Closed 10/26/06 $259.6 Million Value* 4,678,000 Shares Issued15.4x 2007 First Call EPS 2.5x Book ValueExpands San Diego Franchise in Higher Growth Areas Diversifies Loan Mix and Expands SBA Platform Strong Management Addition Mike Perdue named President of First Community and Pacific Western Bank * Based on FCBP closing price of $54.18 per share on 10/26/06 and $6.1 million in cash paid to option holders

Strong Franchise Value $5.5 Billion in Proforma Assets 13th Largest Publicly Traded CA Bank* Largest Community Bank in San Diego County Southern California Footprint 66 Branches (Proforma) High Profitability Strong Capital Base Low Cost of Deposits High Net Interest Margin Solid Credit Quality * Source: SNL DataSource

Top Decile in EPS Growth 45% 5 – Year CAGR Source: Company Filings Top Decile Calculated from CAGR of EPS from 2000-2005 of All Public Banks With Available Data From SNL. *Consensus Estimates from First Call as of October 18, 2006. First Community does not provide earnings guidance. Analyst estimates are provided for convenience only, and First Community is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company.$0.47$1.23$1.58$2.02$2.27$2.98$3.46$4.022000200120022003200420052006EConsensus*2007EConsensus*

Maintaining Margins / Credit Quality Flat Yield Curve Slower Growth Continue Pricing Discipline Work Relationships Maintain Underwriting Discipline Close and Constant Monitoring Shrink the Balance Sheet Reviewing investments and loans for possible sale No Treasury Arbitrage Look for M&A Opportunities Disciplined Pricing Intense Expense Management Capital Management Raise the Dividend Buyback Stock Reduce Debt/Trust Preferred Strategies for the Challenges Ahead

Strong Performance Has Been Rewarded Data Through 10/26/06 0100200300400500Jun-00Sep-01Dec-02Mar-04Jun-05Sep-06First CommunityKBW Bank IndexS&P 500

Well-Positioned For The Future Strong Vibrant Economy in Southern California Experienced Management Team High Profitability Provides Cushion in Tougher Environment Opportunistically Utilize Acquisition Expertise Focus on Expense Control and Credit to Lessen Impact of Slower Growth Execute, Execute, Execute